February 24, 1998

                    LEXINGTON SMALLCAP VALUE FUND, INC.

               SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997

  On February 12, 1998 the Board of Directors of the Fund approved several changes that are subject to shareholder approval. A special meeting of shareholders is scheduled for March 27, 1998 to consider the following proposals:

     1. Approval of a Sub-Advisory Agreement between Lexington Management Corporation ("Lexington") and Market Systems Research Advisors, Inc. ("MSR").

        MSR is currently the sub-advisor to another Lexington fund and is an affiliate of the advisor. MSR will replace Capital Technology, Inc. as the sub-advisor. The sub-advisory fee will be paid by the advisor.


     2. Approval of a change in name and investment policy.

        It is proposed that the Fund change its name to Lexington SmallCap Fund, Inc. This change in name reflects the proposed broader investment approach which will permit the Fund to consider both value and growth stocks, rather than being limited to only a value criteria. Lexington and MSR believe that this multi-faceted process will enhance investment performance and will improve the consistency of portfolio results over time.


  Upon the approval of shareholders, these changes are expected to become effective on March 30, 1998.